UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2020

ITC HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 001-32576

Michigan	32-0058047
(State of Incorporation)	(IRS Employer Identification No.)

27175 Energy Way, Novi, Michigan 48377
(Address of principal executive offices) (zip code)

(248) 946-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director.

On August 27, 2020, the shareholder of ITC Holdings Corp. (the “Company”) appointed Debora Frodl as a director of the Company, effective as of September 1, 2020.

There are no understandings or arrangements between Ms. Frodl and any other person pursuant to which Ms. Frodl was selected as a director of the Company. Ms. Frodl does not have any family relationship with any director or executive officer of the Company.

In connection with her service as a director, Ms. Frodl will be compensated under the Company’s standard non-employee director compensation arrangement described in the Company’s most recent Annual Report on Form 10-K. The Board of Directors (the “Board”) of the Company appointed Ms. Frodl to serve on the Governance and Human Resources committee.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On August 27, 2020, the shareholder of the Company adopted the Seventh Amended and Restated Bylaws, amending the Company’s bylaws as currently in effect. The changes are effective immediately.

The primary modification in the Seventh Amended and Restated Bylaws is the increase in size of the Board of the Company. Specifically, Section 5.02 was modified to increase the maximum size of the Board from 11 to 12 members (as before, subject to determination from time to time by the shareholder).

The above description of the modifications to the Seventh Amended and Restated Bylaws does not purport to be a complete statement of such modifications. Such description is qualified in its entirety by reference to the Seventh Amended and Restated Bylaws, which are attached to this Current Report on Form 8-K as Exhibit 3.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Number	Description

3.2	Seventh Amended and Restated Bylaws of ITC Holdings Corp. (with changes marked)

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 1, 2020

ITC HOLDINGS CORP.

By:	/s/ Christine Mason Soneral
Christine Mason Soneral
Its:	Senior Vice President and General Counsel